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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                    Amended
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 2, 1998




                             SEALED AIR CORPORATION
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      1-12139                65-0654331
-------------------------------   ------------------------   ------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


                 Park 80 East
           Saddle Brook, New Jersey                                07663
 -------------------------------------------                 ------------------
   (Address of Principal Executive Offices)                     (Zip Code)


                                 (201) 791-7600
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                               W. R. Grace & Co.
                              One Town Center Road
                         Boca Raton, Florida 33486-1010
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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    ITEM 4. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

    (i) Effective April 2, 1998, and in connection with the consummation of the recapitalization (the "Recapitalization") of the Registrant and merger (the "Merger") of a wholly owned subsidiary of the Registrant with and into Sealed Air Corporation (US) ("Old Sealed Air"), the Registrant dismissed Price Waterhouse LLP as its independent accountants.

    (ii) The reports of Price Waterhouse LLP on the financial statements of Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) Effective April 2, 1998, the Registrant's Board of Directors approved the change in the Registrant's independent accountants.

    (iv) In connection with its audits for the two most recent fiscal years and through April 2, 1998, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference therein in their report on the financial statements for such years.

    (v) During the two most recent years and through April 2, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

    (vi) On April 2, 1998, the Registrant requested that Price Waterhouse LLP furnish it with a letter addressed to the Commission stating whether or not Price Waterhouse LLP agrees with the above statements. A copy of such letter dated April 2, 1998, is filed as Exhibit 16 to this Form 8-K.

    (vii) The Registrant consulted with Price Waterhouse LLP concerning the accounting treatment of the Merger. In accordance with the advice of Price Waterhouse LLP, the Merger has been treated as a purchase by the Registrant of Old Sealed Air.

(b) New independent accountants

          As noted above, subsequent to the consummation of the Recapitalization and Merger, the Registrant engaged, subject to stockholder approval at the Registrant's 1998 Annual Meeting, KPMG Peat Marwick LLP ("KPMG") as its independent accountants to examine and report on the Registrant's financial statements at and for the year ended December 31, 1998. Reference is made to the Registrant's Report on Form 8-K dated August 18, 1997 (as amended by the Form 8-K/A filed on August 21, 1997) for a description of the transactions comprising the Recapitalization and Merger. The engagement of KPMG was approved by the Registrant's Board of Directors effective April 2, 1998. Prior to the Recapitalization and Merger, KPMG were the independent accountants for Old Sealed Air. Old Sealed Air consulted with KPMG concerning the accounting treatment of the Merger. In accordance with the advice of KPMG, the Merger has been treated as a purchase by the Registrant of Old Sealed Air.


    ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

    Not applicable.

(b) Pro Forma Financial Information

    Not applicable.

(c) Exhibits

    Exhibit 16      Letter from Price Waterhouse LLP pursuant to Regulation S-K,
                    Item 304


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SEALED AIR CORPORATION


                                       By: /s/ T. J. Dermot Dunphy
                                          ----------------------------------
                                          Name:  T. J. Dermot Dunphy
                                          Title: Chairman of the Board
                                                 and Chief Executive Officer

Date: April 29, 1998


                                 EXHIBIT INDEX


Exhibit No.                                Description
-----------                           --------------------
16                 Letter from Price Waterhouse LLP pursuant to Regulation S-K,
                   Item 304